TCW/DW TERM TRUST 2003                                   Two World Trade Center,
Letter to the Shareholders March 31, 2000               New York, New York 10048


DEAR SHAREHOLDER:

For the 12-month period ended March 31, 2000, the net asset value of TCW/DW Term Trust 2003 decreased from $10.36 to $9.91 per share. Based on this change and the reinvestment of dividends totaling approximately $0.64 per share, the Trust's total return for the period was 2.52 percent. Over the same period, the Trust's market price on the New York Stock Exchange (NYSE) decreased from $9.375 to $8.875 per share. Based on this change and the reinvestment of dividends, the Trust's total return for the period was 1.46 percent.

MARKET OVERVIEW

Strong crosscurrents buffeted the fixed-income markets over the fiscal year.
A Treasury buyback plan provided strong support for the long bond, which eventually trickled down to the intermediate-term issues. Against this backdrop, the U.S. economy remained incredibly resilient in spite of soaring energy costs and higher interest rates, a matter of great concern to the fixed-income markets. Even though the Federal Reserve Board raised interest rates five times since last June, the economy has shown few signs of slowing. Capital spending, construction activity and consumer spending remain high, and the manufacturing sector is growing out of strong demand for U.S. goods. The equity market has exhibited extreme volatility in response to both strong economic growth and higher interest rates. Many analysts believe that the Fed may take a more aggressive stance, a belief supported by the minutes of the Federal Open Market Committee's February meeting, which revealed the preference of a few committee members for incremental rate increases of 50 basis points rather than 25. Some analysts are already predicting additional rate hikes by the end of this year, with at least a quarter-point rise in May considered a near certainty. The end result of all these factors has been a compromise of sorts, with U.S. Treasuries rallying impressively while yields on mortgages, corporates and high-yield bonds remain unchanged or higher.

Mortgage-sector performance was led by the Government National Mortgage Association (GNMA) subsector. Much of the return advantage

TCW/DW TERM TRUST 2003
Letter to the Shareholders March 31, 2000, continued

of the GNMA sector during this period was attributed to its superior credit quality, an issue that came to the forefront of the market's focus as the result of concerns about changes in the federal regulations of agency debt. Treasury Under Secretary Gary Gensler's comments concerning the expanding role of government-sponsored enterprises (GSEs) in the capital markets caused the price spreads between GNMA and FNMA 6.0% pass-throughs to expand by approximately three quarters of a point.

THE PORTFOLIO

Approximately 72 percent of the Trust's portfolio is invested in mortgage pass-through securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the Trust's termination date of December 31, 2003. An additional 16 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite that of a specified index. Approximately 12 percent is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. As of March 31, 2000, the Trust's degree of leverage (the ratio of debt to assets) was 30.7 percent of its total portfolio assets.

LOOKING AHEAD

According to TCW Investment Management Company (TCW), the Trust's adviser, the four basic determinants of value in mortgage-backed securities (MBSs), namely absolute yield, spread versus Treasuries, prepayment risk and supply, have recently converged to make mortgages substantially more attractive now than they have been at any other time in the past decade. The yields and spreads of MBSs are at historic highs, with current-coupon mortgages yielding close to 8.00 percent and priced at almost 200 basis points over Treasuries. TCW believes that the supply outlook for the MBS sector is currently very positive. The issuance of new 30-year fixed-rate agency pass-throughs is down more than 45 percent because mortgage rates have climbed to a five-year high. Home borrowers have gravitated toward adjustable rate mortgages (ARMs) to the degree that 35 percent of total origination now consists of ARMs.

Not surprisingly, many dealers are now recommending that investors take advantage of the market's current weakness by adding to their mortgage positions, and TCW supports this recommendation. Nonetheless, the market's heightened sensitivity to Treasury supply is unlikely to be alleviated any time soon. Treasury revenue is expected to surge over the next several months because of tax receipts, which

TCW/DW TERM TRUST 2003
Letter to the Shareholders March 31, 2000, continued


may cause the pace of Treasury buybacks to accelerate. The lack of Treasury bond issuance, combined with the buyback program, is likely to maintain pressure on the yield curve to stay inverted. These factors will keep mortgage spreads vulnerable to further widening. Nonetheless, TCW's current outlook on the mortgage sector is positive.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. As stated in the Trust's original prospectus, the Trust's income and dividends are expected to decline to some extent over the term of the Trust and as the Trust approaches its termination date.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 3,571,600 shares of common stock at a weighted average market discount of 7.58 percent.

We appreciate your ongoing support of TCW/DW Term Trust 2003 and look forward to continuing to serve your investment needs.

Very truly yours,



/s/ CHARLES A. FIUMEFREDDO                      /s/ MITCHELL M. MERIN
--------------------------                      ---------------------
CHARLES A. FIUMEFREDDO                          MITCHELL M. MERIN
Chairman of the Board                           President

TCW/DW TERM TRUST 2003
Results of Annual Meeting (unaudited)

                                     * * *

On October 28, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1)  Election of Trustees:
     Michael Bozic
     For .....................................................  68,279,023
     Withheld ................................................   1,641,582

     Charles A. Fiumefreddo
     For .....................................................  68,189,435
     Withheld ................................................   1,731,170


The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) Ratification of the selection of PricewaterhouseCoopers LLP as Independent
Accountants:

     For .....................................................  66,522,851
     Against .................................................   2,025,390
     Abstain .................................................   1,372,364

In addition, a shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a shareholder of the Trust failed to obtain the necessary quorum of a majority of shares outstanding and entitled to vote at the meeting. Although a quorum was not obtained, the following represents the total of the shares whose votes were returned to the Trust prior to the meeting: 10,231,096 shares voted in favor of the proposal; 27,259,403 shares voted against the proposal; and 3,406,314 shares abstained.

TCW/DW TERM TRUST 2003
Portfolio of Investments March 31, 2000


 PRINCIPAL
 AMOUNT IN                                                                       COUPON       MATURITY
 THOUSANDS                                                                        RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (126.0%)
             U.S. GOVERNMENT AGENCIES (90.4%)
  $ 2,802    Federal Home Loan Mortgage Corp. 1409 S (PAC) ..................   8.015+%        11/15/07    $     2,700,815
   70,000    Federal Home Loan Mortgage Corp. 1465 G (PAC) ++................   7.00           12/15/07         69,353,795
   19,608    Federal Home Loan Mortgage Corp. 1507 L ++......................   7.00           10/15/22         18,793,071
    9,700    Federal Home Loan Mortgage Corp. 1522 K ........................   6.50           12/15/22          9,131,744
      860    Federal Home Loan Mortgage Corp. 1524 SA .......................   8.50 +         05/15/08            854,055
    8,281    Federal Home Loan Mortgage Corp. 1535 B ++......................   7.00           01/15/23          7,900,795
    3,814    Federal Home Loan Mortgage Corp. 1539 SA .......................   7.351+         06/15/08          3,502,112
   42,385    Federal Home Loan Mortgage Corp. 1542 N (PAC) ++................   7.00           01/15/22         41,296,786
   38,223    Federal Home Loan Mortgage Corp. 1543 UG (PAC) ++...............   7.00           01/15/23         37,143,375
   17,005    Federal Home Loan Mortgage Corp. 1544 M ........................   5.954+         07/15/08         14,687,849
    2,213    Federal Home Loan Mortgage Corp. 1556 SA .......................   9.267+         08/15/13          2,100,063
   12,360    Federal Home Loan Mortgage Corp. 1563 SA .......................   7.906+         08/15/08         11,425,213
    5,123    Federal Home Loan Mortgage Corp. 1565 IB (TAC) .................   4.675+         08/15/08          4,935,201
    8,894    Federal Home Loan Mortgage Corp. 1576 SA .......................   5.096+         09/15/08          7,490,352
   32,363    Federal Home Loan Mortgage Corp. 1602 PW (PAC) .................   6.50           12/15/21         31,561,239
    4,493    Federal Home Loan Mortgage Corp. 1604 S ........................   4.222+         11/15/08          4,282,081
    3,860    Federal Home Loan Mortgage Corp. 1606 KD (PAC) .................   5.241+         11/15/08          3,649,952
   14,256    Federal Home Loan Mortgage Corp. 1970 PC (PAC) .................   6.75           11/15/21         14,188,806
   75,000    Federal Home Loan Mortgage Corp. 2143 CH (PAC) .................   6.00           02/15/19         73,139,153
   39,760    Federal Home Loan Mortgage Corp. G 15 PA ++.....................   7.00           12/25/21         38,471,597
    6,710    Federal National Mortgage Assoc. 1993-101 SA (TAC) .............   9.227+         06/25/08          6,598,757
    6,394    Federal National Mortgage Assoc. 1993-101 SB (TAC) .............  10.635+         06/25/08          6,486,355
    4,126    Federal National Mortgage Assoc. 1993-114 SC ...................   9.00 +         07/25/08          3,937,635
   32,200    Federal National Mortgage Assoc. 1993-121 B ++..................   7.00           03/25/23         30,811,832
   19,250    Federal National Mortgage Assoc. 1993-135 S ....................   5.107+         07/25/08         16,163,840
    3,168    Federal National Mortgage Assoc. 1993-135 SB ...................   5.292+         06/25/08          2,675,865
   26,400    Federal National Mortgage Assoc. 1993-141 B ....................   7.00           04/25/23         25,176,083
    1,280    Federal National Mortgage Assoc. 1993-141 SA ...................  10.00 +         03/25/23          1,283,098
   31,579    Federal National Mortgage Assoc. 1993-165 SM (TAC) .............   5.795+         05/25/23         28,456,851
    4,792    Federal National Mortgage Assoc. 1993-173 S ....................   4.50 +         09/25/08          4,129,516
   71,000    Federal National Mortgage Assoc. 1993-21 H (PAC) ++.............   7.00           03/25/22         69,727,162
   12,210    Federal National Mortgage Assoc. 1993-20 L .....................   7.00           12/25/22         11,628,869
   26,250    Federal National Mortgage Assoc. 1993-206 N ++..................   6.50           11/25/23         24,765,857
    3,307    Federal National Mortgage Assoc. 1993-233 J ....................   6.00           06/25/08          3,221,224
   15,398    Federal National Mortgage Assoc. 1993-41C (PAC) ................   7.00           03/25/21         14,990,561
    6,943    Federal National Mortgage Assoc. 1993-63 SD (TAC) ..............   7.984+         05/25/08          6,194,028
    4,854    Federal National Mortgage Assoc. 1993-65 SC ....................   8.705+         06/25/12          4,538,835
   15,864    Federal National Mortgage Assoc. 1993-72 SA ....................   7.033+         05/25/08         13,816,173
   12,756    Federal National Mortgage Assoc. 1993-72 S .....................   8.75 +         05/25/08         12,341,796
    3,725    Federal National Mortgage Assoc. 1993-86 SD ....................  10.077+         05/25/08          3,634,247
    9,019    Federal National Mortgage Assoc. 1993-93 SA ....................  10.222+         05/25/08          8,962,879
    9,087    Federal National Mortgage Assoc. 1993-95 SE ....................  10.241+         06/25/08          9,231,294

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Portfolio of Investments March 31, 2000, continued



 PRINCIPAL
 AMOUNT IN                                                                              COUPON     MATURITY
 THOUSANDS                                                                               RATE        DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------------
 $ 10,000   Federal National Mortgage Assoc. 1993-98 N ............................. 7.00  %       06/25/23   $     9,618,700
    9,334   Federal National Mortgage Assoc. 1993-196 SA ........................... 7.953+        10/25/08         8,532,243
   29,922   Federal National Mortgage Assoc. 1993-26 A ............................. 7.00          07/25/23        28,285,349
                                                                                                              ---------------
            TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $777,401,626).................................        751,817,103
                                                                                                              ---------------
            PRIVATE ISSUES (35.6%)

    7,165   Bear Stearns Mortgage Securities Inc. 1993-6 A7 (PAC) .................. 7.10          06/25/24         6,973,607
   14,026   Bear Stearns Mortgage Securities Inc. 1993-8 A7 (PAC) .................. 7.50          08/25/24        13,975,948
   54,416   Bear Stearns Mortgage Securities Inc. 1993-8 A11 (TAC)++................ 7.50          08/25/24        52,255,054
   25,800   Chase Mortgage Finance Corp.1993-G A10 (PAC) ........................... 7.00          05/25/24        25,243,494
    4,784   First Boston Mortgage Securities Corp. 1993-5 A15 ...................... 7.30          03/25/09         4,712,240
   36,683   General Electric Capital Mortgage Services, Inc. 1994-1 A8 ............. 6.50          01/25/24        33,828,135
   14,252   Prudential Home Mortgage Securities 1993-23 A12 (PAC) .................. 6.50          07/25/08        13,621,543
   23,698   Prudential Home Mortgage Securities 1993-35 A12 ........................ 6.75          09/25/08        22,488,283
   18,000   Prudential Home Mortgage Securities 1993-60 A3 (PAC) ................... 6.75          12/25/23        17,098,904
   10,000   Resolution Funding Mortgage Securities I 1997-S 12 A12 (PAC) ........... 6.75          08/25/27         9,617,285
   36,408   Resolution Funding Mortgage Securities I 1993-S 40 A8 (TAC) ............ 6.75          11/25/23        34,493,592
    5,315   Ryland Mortgage Securities Corp. 1993-3 7 (PAC) ........................ 6.713         08/25/08         4,967,334
   27,796   Salomon Brothers Mortgage Securities VII Inc. 1993-3 A7C ............... 7.20          08/25/23        27,465,654
   28,992   Salomon Brothers Mortgage Securities VII Inc. 1993-5 A4 ................ 7.295*        10/25/18        28,783,718
                                                                                                              ---------------
            TOTAL PRIVATE ISSUES (Identified Cost $304,728,702)...........................................        295,524,791
                                                                                                              ---------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Identified Cost $1,082,130,328)..............................................................      1,047,341,894
                                                                                                              ---------------
            U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (1.1%)

    6,046   Federal Home Loan Mortgage Corp. PC Gold ++............................. 6.00          06/01/08         5,797,005
    1,445   Federal National Mortgage Assoc. ....................................... 5.50          02/01/09         1,360,266
    1,801   Federal National Mortgage Assoc. ....................................... 7.00          08/01/08         1,777,005
                                                                                                              ---------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
            (Identified Cost $9,227,997)..................................................................          8,934,276
                                                                                                              ---------------
            TAX-EXEMPT MUNICIPAL BONDS (16.2%)
            Educational Facilities Revenue (3.9%)

    5,000   Maricopa County Unified School District # 41, Arizona, Gilbert
              Refg (FGIC) .......................................................... 0.00          01/01/03         4,366,200
    6,000   Maricopa County Unified School District # 28, Arizona, Kyrene Elementary
              Refg Ser 1993 B (FGIC) ............................................... 0.00          07/01/04         4,847,940
   11,445   Houston Independent School District, Texas, Refg ....................... 0.00          08/15/04         9,151,880
            Spring Independent School District, Texas,
    8,205     Refg Ser 1993 ........................................................ 0.00          02/15/03         7,102,002
    8,100     Refg Ser 1993 ........................................................ 0.00          02/15/04         6,644,835
                                                                                                              ---------------
                                                                                                                   32,112,857
                                                                                                              ---------------

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Portfolio of Investments March 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                       COUPON        MATURITY
 THOUSANDS                                                                        RATE           DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------
             Electric Revenue (4.4%)
 $ 12,840    Austin, Texas, Combined Ser A (MBIA) .........................       0.00  %      11/15/02    $   11,283,278
             San Antonio, Texas,
   12,700     Electric & Gas Refg Ser A (AMBAC) ...........................       0.00         02/01/03        11,023,346
   17,500     Electric & Gas Refg Ser A (AMBAC) ...........................       0.00         02/01/04        14,400,750
                                                                                                           --------------
                                                                                                               36,707,374
                                                                                                           --------------
             General Obligation (5.4%)
   19,650    North Slope Boro, Alaska, Ser 1992 A (MBIA) ..................       0.00         06/30/02        17,587,340
    5,000    Scottsdale, Arizona, Refg (Secondary MBIA) ...................       0.00         07/01/04         4,039,950
             Port of Oakland, California,
    3,000     Refg Ser 1993 F (MBIA) ......................................       0.00         11/01/03         2,550,660
    3,500     Refg Ser 1993 F (MBIA) ......................................       0.00         11/01/04         2,835,105
    6,500    New Orleans, Louisiana, Refg (AMBAC) .........................       0.00         09/01/04         5,201,495
   16,000    Pennsylvania, Second Ser 1992 (Secondary MBIA) ...............       0.00         07/01/04        12,890,400
                                                                                                           --------------
                                                                                                               45,104,950
                                                                                                           --------------
             Hospital Revenue (1.0%)
   10,000    California Statewide Communities Development Authority,
              UniHealth Ser A (AMBAC) .....................................       0.00         10/01/04         8,152,900
                                                                                                           --------------
             Other Revenue (0.5%)
    5,460    Rosemont, Illinois, Tax Increment Ser C-3 (FGIC) .............       0.00         12/01/03         4,541,027
                                                                                                           --------------
             Water & Sewer Revenue (1.0%)
   10,000    Houston Texas, Water & Sewer Jr Lien Ser C (AMBAC) ...........       0.00         12/01/03         8,325,800
                                                                                                           --------------
             TOTAL TAX-EXEMPT MUNICIPAL BONDS
             (Identified Cost $132,519,633)...........................................................        134,944,908
                                                                                                           --------------
             SHORT-TERM INVESTMENT (0.5%)
             REPURCHASE AGREEMENT
    4,336    The Bank of New York (dated 03/31/00; proceeds $4,338,037) (a)
               (Identified Cost $4,335,846)................................       6.063        04/03/00         4,335,846
                                                                                                           --------------
             TOTAL INVESTMENTS (Identified Cost $1,228,213,804) (b).......................        143.8%    1,195,556,924

             LIABILITIES IN EXCESS OF OTHER ASSETS .......................................        (43.8)     (364,239,617)
                                                                                                           --------------
             NET ASSETS ..................................................................        100.0%   $  831,317,307
                                                                                                           ==============

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Portfolio of Investments March 31, 2000, continued

---------------
PC     Participation Certificate.
PAC    Planned Amortization Class.
TAC    Targeted Amortization Class.
+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
* Floating rate security. Rate shown is the rate in effect at March 31, 2000.
(a) Collateralized by $4,380,587 U.S. Treasury Note 5.875% due 11/30/01 valued at $4,422,567.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,663,904 and the aggregate gross unrealized depreciation is $36,320,784, resulting in net unrealized depreciation of $32,656,880.


Bond Insurance:
---------------
AMBAC  AMBAC Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
MBIA   Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000

ASSETS:

Investments in securities, at value
  (identified cost $1,228,213,804) ........................  $1,195,556,924
Interest receivable .......................................       6,129,589
Prepaid expenses ..........................................          61,485
                                                             ---------------
   TOTAL ASSETS ...........................................   1,201,747,998
                                                             ---------------

LIABILITIES:
Reverse repurchase agreements .............................     368,578,000
Payable for:
   Management fee .........................................         308,089
   Investment advisory fee ................................         205,393
   Shares of beneficial interest repurchased ..............         203,863
   Interest ...............................................         188,302
Payable to bank ...........................................         782,622
Accrued expenses ..........................................         164,422
Contingencies (Note 8) ....................................               -
                                                             ---------------
   TOTAL LIABILITIES ......................................     370,430,691
                                                             ---------------
   NET ASSETS .............................................   $ 831,317,307
                                                             ===============
COMPOSITION OF NET ASSETS:

Paid-in-capital ...........................................   $ 813,609,194
Net unrealized depreciation ...............................     (32,656,880)
Accumulated undistributed net investment income ...........      53,414,580
Accumulated net realized loss .............................      (3,049,587)
                                                             ---------------
   NET ASSETS .............................................   $ 831,317,307
                                                             ===============
NET ASSET VALUE PER SHARE,
  83,895,940 shares outstanding
  (unlimited shares authorized of $.01 par value) .........   $        9.91
                                                             ===============

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Financial Statements, continued


STATEMENT OF OPERATIONS
For the year ended March 31, 2000

NET INVESTMENT INCOME:

INTEREST INCOME ...............................    $  89,816,018
                                                   -------------
EXPENSES

Management fee ................................        3,361,283
Investment advisory fee .......................        2,240,855
Transfer agent fees and expenses ..............          305,577
Shareholder reports and notices ...............           94,233
Professional fees .............................           85,470
Insurance expenses ............................           82,409
Registration fees .............................           74,727
Trustees' fees and expenses ...................           16,757
Custodian fees ................................           13,840
Other .........................................           20,223
                                                   -------------
   TOTAL OPERATING EXPENSES ...................        6,295,374

Interest expense ..............................       20,496,532
                                                   -------------
   TOTAL EXPENSES .............................       26,791,906
                                                   -------------
   NET INVESTMENT INCOME ......................       63,024,112
                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain .............................          214,788
Net change in unrealized appreciation .........      (49,835,038)
                                                   -------------
   NET LOSS ...................................      (49,620,250)
                                                   -------------
NET INCREASE ..................................    $  13,403,862
                                                   =============

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Financial Statements, continued


STATEMENT OF CHANGES IN NET ASSETS


                                                                FOR THE YEAR       FOR THE YEAR
                                                                    ENDED             ENDED
                                                               MARCH 31, 2000     MARCH 31, 1999
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income .....................................   $ 63,024,112       $ 64,490,181
Net realized gain .........................................        214,788                  -
Net change in unrealized appreciation .....................    (49,835,038)        10,409,007
                                                              ------------       ------------
   NET INCREASE ...........................................     13,403,862         74,899,188
Dividends from net investment income ......................    (55,079,143)       (56,607,800)
Decrease from transactions in shares of beneficial interest    (32,786,309)       (47,493,623)
                                                              ------------       ------------
   NET DECREASE ...........................................    (74,461,590)       (29,202,235)

NET ASSETS:
Beginning of period .......................................    905,778,897        934,981,132
                                                              ------------       ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $53,414,580 and $45,469,611, respectively) .............   $831,317,307       $905,778,897
                                                              ============       ============

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Financial Statements, continued


STATEMENT OF CASH FLOWS
For the year ended March 31, 2000

INCREASE (DECREASE) IN CASH:

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income ..................................................    $  63,024,112
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations .........          237,622
Decrease in payables related to operations .............................         (369,951)
Net amortization of discount/premium ...................................       (9,764,334)
                                                                            -------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES ...........................       53,127,449
                                                                            -------------

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments ...............................................      (75,480,469)
Principal sales/prepayments of investments .............................       76,136,713
Net sales of short-term investments ....................................        9,251,974
                                                                            -------------
   NET CASH PROVIDED BY INVESTING ACTIVITIES ...........................        9,908,218
                                                                            -------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased .............      (32,705,524)
Net proceeds from issuance of reverse repurchase agreements ............       24,749,000
Dividends to shareholders from net investment income ...................      (55,079,143)
                                                                            -------------
   NET CASH USED FOR FINANCING ACTIVITIES ..............................      (63,035,667)
                                                                            -------------
NET INCREASE (DECREASE) IN CASH ........................................                -
                                                                            -------------
CASH BALANCE AT BEGINNING OF PERIOD ....................................                -
                                                                            -------------
CASH BALANCE AT END OF PERIOD ..........................................                -
                                                                            =============
Cash paid during the period for interest ...............................    $  21,645,643
                                                                            =============

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Notes to Financial Statements March 31, 2000


1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2003 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on January 20, 1993 and commenced operations on April 29, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2003 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW TERM TRUST 2003
Notes to Financial Statements March 31, 2000, continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

Pursuant to a Management Agreement, the Trust pays Morgan Stanley Dean Witter Services Company Inc. (the "Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Pursuant to an Investment Advisory Agreement the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended March 31, 2000 were as follows:

                                                                  PURCHASES      SALES/PREPAYMENTS
                                                               --------------   ------------------
U.S. Government Agencies ...................................    $75,480,469         $56,197,816
Private Issue Collateralized Mortgage Obligations ..........              -          15,595,339
Municipal Bonds ............................................              -           4,343,558

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At March 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,500.

TCW/DW TERM TRUST 2003
Notes to Financial Statements March 31, 2000, continued


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                CAPITAL
                                                                                                                PAID IN
                                                                                               PAR VALUE       EXCESS OF
                                                                                 SHARES        OF SHARES       PAR VALUE
                                                                                 ------        ---------       ---------
Balance, March 31, 1998 .................................................      92,510,340      $ 925,103     $ 892,964,023
Treasury shares purchased and retired (weighted average discount 9.33%)*       (5,042,800)       (50,428)      (47,443,195)
                                                                               ----------      ---------     -------------
Balance, March 31, 1999 .................................................      87,467,540        874,675       845,520,828
Treasury shares purchased and retired (weighted average discount 7.58%)*       (3,571,600)       (35,716)      (32,750,593)
                                                                               ----------      ---------     -------------
Balance, March 31, 2000 .................................................      83,895,940      $ 838,959     $ 812,770,235
                                                                               ==========      =========     =============

---------------
* The Trustees have voted to retire the shares purchased.

5. FEDERAL INCOME TAX STATUS

During the year ended March 31, 2000, the Fund utilized approximately $215,000 of its net capital loss carryover. At March 31, 2000 the Trust had a net capital loss carryover of approximately $3,050,000 of which $2,754,000 will be available through March 31, 2003 and $296,000 will be available through the termination date of the Trust to offset future capital gains to the extent provided by regulations. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

6. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At March 31, 2000, securities valued at $384,459,570, were pledged as collateral.

At March 31, 2000, the reverse repurchase agreements outstanding were $368,578,000 with a weighted interest rate of 6.12% maturing within 32 days. The maximum and average daily amounts outstanding during the period were $402,227,000 and $374,008,014, respectively. The weighted average interest rate during the period was 5.53%.

TCW/DW TERM TRUST 2003
Notes to Financial Statements March 31, 2000, continued


7. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION      AMOUNT PER         RECORD           PAYABLE
      DATE             SHARE            DATE              DATE
----------------   ------------   ---------------   ---------------
March 28, 2000     $ 0.0525       April 7, 2000     April 20, 2000
April 25, 2000     $ 0.0525        May 5, 2000       May 19, 2000


8. LITIGATION

Four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgment on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiff's motion to remand the action to the state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied on January 27, 2000. The New York action was dismissed by the Supreme Court of the State of New York with costs on April 25, 2000. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2003
Financial Highlights


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                               FOR THE YEAR ENDED MARCH 31,
                                                           --------------------------------------------------------------------
                                                               2000*         1999          1998           1997         1996
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .....................    $10.36        $10.11        $ 8.97        $ 8.88        $ 7.96
                                                              ------        ------        ------        ------        ------
Income (loss) from investment operations:

 Net investment income ...................................      0.73          0.74          0.70          0.70          0.63
 Net realized and unrealized gain (loss) .................     (0.57)         0.09          1.01         (0.10)         0.76
                                                              ------        ------        ------        ------        ------
Total income from investment operations ..................      0.16          0.83          1.71          0.60          1.39
                                                              ------        ------        ------        ------        ------
Less dividends from net investment income ................     (0.64)        (0.63)        (0.63)        (0.59)        (0.54)
                                                              ------        ------        ------        ------        ------
Anti-dilutive effect of acquiring treasury shares ........      0.03          0.05          0.06          0.08          0.07
                                                              ------        ------        ------        ------        ------
Net asset value, end of period ...........................    $ 9.91        $10.36        $10.11        $ 8.97         $8.88
                                                              ======        ======        ======        ======         =====
Market value, end of period ..............................    $8.875        $9.375        $9.063        $7.875        $ 7.25
                                                              ======        ======        ======        ======         =====
TOTAL RETURN+ ............................................      1.46%        10.56%        23.65%        17.22%        15.39%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses .......................................      0.73%         0.74%         0.74%         0.74%         0.77%
Interest expense .........................................      2.38%         2.40%         2.54%         2.42%         2.36%
Total expenses ...........................................      3.11%         3.14%         3.28%         3.16%         3.13%
Net investment income ....................................      7.31%         6.93%         6.97%         7.57%         6.98%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..................  $831,317      $905,779      $934,981      $886,618      $933,698
Portfolio turnover rate ..................................         6%            -             2%            -             1%

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Report of Independent Accountants


TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW TERM TRUST 2003

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2003 (the "Trust") at March 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 12, 2000

                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, NY 10048

ADVISER
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017







TCW/DW

TERM TRUST
2003


[GRAPHIC OMITTED]


ANNUAL REPORT
March 31, 2000